UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 7, 2019

HENRY SCHEIN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27078	11-3136595
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 Duryea Road, Melville, New York		11747
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (631) 843-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 7, 2019 (the “Distribution Date”), Henry Schein, Inc. (the “Company”) completed the previously announced separation (the “Separation”) and subsequent merger of its animal health business (the “Henry Schein Animal Health Business”) with Direct Vet Marketing, Inc. (d/b/a Vets First Choice, “Vets First Choice”) (the “Merger”). This was accomplished by a series of transactions among Vets First Choice, the Company, Covetrus, Inc. (f/k/a HS Spinco, Inc. “Covetrus”), a wholly owned subsidiary of the Company prior to the Distribution Date, and HS Merger Sub, Inc., a wholly owned subsidiary of Covetrus (“Merger Sub”).

In connection with the Separation, the Company contributed, assigned and transferred to Covetrus certain applicable assets, liabilities and capital stock or other ownership interests relating to the Henry Schein Animal Health Business. On the Distribution Date, the Company received a tax-free distribution of $1,120.0 million from Covetrus pursuant to certain debt financing incurred by Covetrus.

On the Distribution Date and prior to the Distribution, Covetrus issued shares of Covetrus common stock to certain institutional accredited investors (the “Share Sale Investors”) for $361.1 million (the “Share Sale”). The proceeds of the Share Sale were paid to Covetrus and distributed to the Company.

Subsequent to the Share Sale, the Company distributed, on a pro rata basis, all of the shares of the common stock of Covetrus held by the Company to the Company’s stockholders of record as of the close of business on January 17, 2019 (the “Distribution”).

After the Share Sale and Distribution, Merger Sub consummated the Merger whereby it merged with and into Vets First Choice, with Vets First Choice surviving the Merger as a wholly owned subsidiary of Covetrus. Immediately following the consummation of the Merger, on a fully diluted basis, (i) approximately 63% of the shares of Covetrus common stock were (a) owned by stockholders of the Company and the Share Sale Investors, and (b) in respect of certain equity awards held by certain employees of the Henry Schein Animal Health Business, and (ii) approximately 37% of the shares of Covetrus common stock were (a) owned by stockholders of Vets First Choice immediately prior to the Merger, and (b) in respect of certain equity awards held by certain employees of Vets First Choice.

After the Separation and the Merger, the Company no longer beneficially owned any shares of Covetrus common stock and, following the Distribution Date, will not consolidate the financial results of Covetrus for the purpose of its own financial reporting. Following the Separation and the Merger, Covetrus was an independent, publicly traded company on the Nasdaq Global Select Market.

The Company’s unaudited pro forma consolidated financial statements as of and for the nine months ended September 29, 2018 and for each of the fiscal years ended December 30, 2017, December 31, 2016 and December 26, 2015 are attached hereto as exhibit 99.1. The unaudited pro forma consolidated financial statements were derived from the Company’s historical consolidated financial statements and give effect to the Separation and related transactions. The unaudited pro forma consolidated financial statements reflect the Company’s results as if the Separation and related transactions had occurred as of January 1, 2017. The unaudited pro forma consolidated balance sheet as of September 29, 2018 reflects the Company’s financial position as if the Separation and related transactions had occurred on September 29, 2018.

The unaudited pro forma consolidated financial statements should be read together with the Company’s historical consolidated financial statements and accompanying notes available in Item 8 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2017.

The ‘Historical’ column in the unaudited pro forma consolidated financial statements reflects the Company’s historical consolidated financial statements for the periods presented and does not reflect any adjustments related to the Separation and related transactions.

The “Distribution of the Henry Schein Animal Health Business” column in the unaudited pro forma consolidated financial statements reflects the financial results the Henry Schein Animal Health Business, adjusted to reflect assets and liabilities that were contributed to Covetrus by the Company and to exclude certain general corporate overhead expenses not specifically related to Covetrus. Such general corporate overhead expenses do not meet the requirements to be presented in discontinued operations, and thus will be presented as part of the Company’s continuing operations.

The unaudited pro forma consolidated financial statements are not intended to be a complete presentation of the Company’s financial position or results of operations had the Separation and related transactions occurred as of and for the periods indicated. In addition, the unaudited pro forma consolidated financial statements are provided for illustrative and informational purposes only and are not necessarily indicative of the Company’s future results of operations or financial condition had the Separation and related transactions been completed on the dates assumed. The pro forma adjustments are based on available information and assumptions that the Company’s management believes are reasonable, that reflect the impacts of events directly attributable to the Separation and related transactions agreements, that are factually supportable, and for purposes of the statements of operations, are expected to have a continuing impact on the Company.

Item 9.01	Financial Statements and Exhibits

(b) Pro Forma Financial Information

The following unaudited pro forma financial information is filed as Exhibit 99.1 of this Current Report on Form 8-K and is incorporated herein by reference:

•	Unaudited pro forma consolidated statement of income for the nine months ended September 29, 2018.

•	Unaudited pro forma consolidated statement of income for the fiscal year ended December 30, 2017.

•	Unaudited pro forma consolidated statement of income for the fiscal year ended December 31, 2016.

•	Unaudited pro forma consolidated statement of income for the fiscal year ended December 26, 2015.

•	Unaudited pro forma consolidated balance sheet at September 29, 2018.

•	Notes to unaudited pro forma consolidated financial statements.

(d) Exhibits

99.1	Unaudited pro forma consolidated financial information of Henry Schein, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENRY SCHEIN, INC.

February 8, 2019	By:	/s/ Walter Siegel
	Name:	Walter Siegel
	Title:	Senior Vice President and General Counsel

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